SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [  ]
Filed by a Party other than the Registrant [x]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            Pocahontas Bancorp, Inc.
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................

         2) Aggregate number of securities to which transaction applies:

         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.: 3) Filing Party:
4) Date Filed: December 23, 2003

                         [POCAHONTAS BANCORP, INC. LOGO]


December 30, 2003


Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Pocahontas Bancorp, Inc. (the "Company"). The Annual Meeting will be held at The Jonesboro Country Club, 1408 E. Nettleton Avenue, Jonesboro, Arkansas, at 2:00 p.m. (Arkansas time) on February 4, 2004.

The business to be conducted at the Annual Meeting includes (i) the election of three directors to the Board of Directors of the Company; and (ii) the ratification of the appointment of Deloitte & Touche, LLP as auditors for the Company for the fiscal year ending September 30, 2004.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. The Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,



Dwayne Powell
President and Chief Executive Officer

                            POCAHONTAS BANCORP, INC.
                            1700 East Highland Drive
                            Jonesboro, Arkansas 72403
                                 (870) 802-1700

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on February 4, 2004

     Notice is hereby given that the Annual Meeting of Stockholders of Pocahontas Bancorp, Inc. (the "Company") will be held at The Jonesboro Country Club, 1408 E. Nettleton Avenue, Jonesboro, Arkansas, on February 4, 2004 at 2:00 p.m. Arkansas time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1. The election of three directors to the Board of Directors of the Company;
         2. The ratification of the appointment of Deloitte & Touche, LLP as auditors for the Company for the fiscal year ending September 30, 2004; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on December 12, 2003 are the stockholders entitled to vote at the Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Meeting will be available at the Company's main office located at 1700 East Highland Drive, Jonesboro, Arkansas for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                       By Order of the Board of Directors



                                                     James A. Edington
                                                     Secretary
Jonesboro, Arkansas
December 30, 2003



IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT


                            POCAHONTAS BANCORP, INC.
                            1700 East Highland Drive
                            Jonesboro, Arkansas 72403
                                 (870) 802-1700


                         ANNUAL MEETING OF STOCKHOLDERS
                                February 4, 2004


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pocahontas Bancorp, Inc. (the
"Company") to be used at the Annual Meeting of Stockholders of Pocahontas Bancorp, Inc. (the "Meeting"), which will be held at The Jonesboro Country Club, 1408 E. Nettleton Avenue, Jonesboro, Arkansas, on February 4, 2004, at 2:00 p.m., Arkansas Time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about December 30, 2003.

                              REVOCATION OF PROXIES

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Please sign and return your proxy to the Company in order for your vote to be counted. Proxies which are signed, but contain no instructions for voting, will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, James A. Edington, at the address of the Company shown above, or by delivering a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone or telegraph by the Company's directors, officers and employees, without additional compensation therefore. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                 VOTING SECURITIES AND METHOD OF COUNTING VOTES

     Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock") as of the close of business on December 12, 2003 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, there were 4,549,791 shares issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. That means that the three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Meeting will be elected directors of the Company. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, the affirmative vote of holders of a majority of the total votes present at the Meeting in person or by proxy is required to ratify the appointment of Deloitte & Touche, LLP as the Company's auditors. Abstentions and broker non-votes will not be counted as votes in favor of the proposal to ratify the appointment of Deloitte & Touche, LLP as the Company's auditors.

     In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary or desirable to implement the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act").

     The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by the Company's directors and executive officers as a group, as well as each person who was the beneficial owner of more than 5% of the outstanding shares of Common Stock as of the Record Date.


                                                   Amount of Shares
                                                   Owned and Nature               Percent of Shares
                                                     of Beneficial                 of Common Stock
 Holder                                              Ownership (1)                  Outstanding (4)
--------                                        ---------------------           ----------------------

All Directors and Executive Officers
     as a Group (9 persons)                         1,142,498                          25.1%

First Community Bank                                518,138                            11.4%
401(k) Savings and Employee Stock
Ownership Plan. (2)(3)
1700 East Highland Drive
Jonesboro, AR  72403

James A. Edington                                    310,017                            6.8%
1700 East Highland Drive
Jonesboro, Arkansas  72403

Tontine Financial Partners, L.P.                     442,848                            9.7%
Tontine Partners, L.P.
Tontine Management, L.L. C.
Jeffrey L. Gendell
200 Park Avenue, Suite 3900
New York, New York  10166

Dimensional Fund Advisers, Inc.                      280,900                            6.2%
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401

                                                   (footnotes on following page)

(1) Based solely upon the filings made pursuant to the Exchange Act and information furnished by the respective persons. In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has sole or shared voting or investment power with respect to such shares, or has a right to acquire beneficial ownership at any time within 60 days from the date as to which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as shares owned by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2) Under the First Community Bank 401(k) Savings and Employee Stock Ownership Plan (the "ESOP"), shares allocated to participants' accounts are voted in accordance with the participants' directions. Unallocated shares held by the ESOP are voted by the ESOP Trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares. As of the Record Date, 549,281 shares of Common Stock were allocated under the ESOP.
(3) Excludes 73,743 shares of Common Stock or 12.5% of the shares of Common Stock outstanding, owned by the ESOP for the benefit of the Named Executive Officers.
(4) Total Common Stock outstanding includes shares that may be acquired pursuant to presently exercisable options.


                        PROPOSAL I--ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of seven members. There currently is one vacancy on the Board of Directors. The Company's bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Meeting. The Board of Directors has nominated to serve as directors N. Ray Campbell, A. J. Baltz and Dwayne Powell, each to serve for a term of three years. Each nominee currently is a member of the Board of Directors. If elected at the Meeting, each director will serve for three years and until his successor shall have been elected and shall qualify.

     The table below sets forth certain information regarding members of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting for the election of the nominees identified below. The proxies solicited on behalf of the Board of Directors cannot be voted for a greater number of persons than the three named nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. There are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.


                                                                                           Shares of
                                                                                         Common Stock
                                                                  Served    Current      Beneficially
                                       Positions Held in the       Since    Term to       Owned on          Percent
      Name (1)           Age(4)              Company                (2)      Expire     Record Date (3)     Of Class
--------------------   ----------   --------------------------    -------   --------   -----------------    --------

Directors Continuing in Office
------------------------------

James A. Edington          53                Director               1994      2005            310,017          6.8%
Robert Rainwater           68                Director               1981      2005             54,386          1.2%
Ralph P. Baltz             55         Chairman of the Board         1986      2006            195,294          4.3%
Marcus Van Camp            55                Director               1990      2006             48,752          1.1%

Nominees
--------

A.J. Baltz, JR             76                Director               2001      2004            209,252          4.6%
Dwayne Powell              39       President, Chief Executive      2000      2004            209,485          4.6%
                                       Officer and Director
N. Ray Campbell            54                Director               1992      2004             54,267          1.2%

Executive Officers
------------------

Terry Prichard             43        Chief Financial Officer        2001       N/A             18,615          0.4%
Brad Snider                43        Chief Operating Officer        2002       N/A             42,430          0.9%

------------------------
(1) The mailing address for each person listed is 1700 East Highland Drive, Jonesboro, AR 72401. Each of the directors listed is also a director of First Community Bank (the "Bank"), the Company's wholly owned subsidiary.
(2) Reflects initial appointment to the Board of Directors of the Company's mutual predecessor for directors who have served since earlier than 1994.
(3) See definition of "beneficial ownership" in the table "Beneficial Ownership of Common Stock." (4) As of December 12, 2003

Board of Directors

     James A. Edington served as President and Chief Executive Officer from April 1999 through September 2001. Prior to that he served the Bank and the Company as Executive Vice President. He has been the Bank's compliance officer, security officer, secretary, and treasurer. Mr. Edington has been employed in executive roles with the Bank since 1983.

     Ralph P. Baltz has been Chairman of the Board of the Bank since January 1997 and of the Company since its formation. Mr. Baltz is a general contractor and residential developer and is the President and owner/operator of Tri-County Sand and Gravel, Inc.

     Marcus Van Camp is the Superintendent of Schools at Pocahontas Public Schools, and has been employed by such schools for 33 years.

     N.  Ray  Campbell  is  the  owner  and  operator  of  Big  Valley   Trailer
Manufacturing. Prior to this, Mr. Campbell was the Plant Manager of Waterloo Industries, an industrial firm located in Pocahontas, Arkansas.

     Robert Rainwater is semi-retired. Prior to his retirement, Mr. Rainwater was the owner of Sexton Pharmacy in Walnut Ridge, Arkansas.

     Dwayne Powell, CPA, is the President and Chief Executive Officer, being appointed in October 2001. Previously, he served as Chief Financial Officer of the Bank from October 1996 thru September 2001 and of the Company since its formation. Prior to that, Mr. Powell was an Audit Manager for Deloitte & Touche LLP, primarily serving financial institution clients.

     A. J. Baltz, Jr. is owner and operator of Baltz Feed Store in Pocahontas, AR. Mr. Baltz owns farmland and leases out commercial properties. Mr. Baltz is a distant cousin of Ralph P. Baltz.

     Terry Prichard is the Chief Financial Officer of the Company and the Bank and was appointed to those positions in August 2002. Previously she served the Company and the Bank as Controller and has been employed by the Bank since 1986.

     Brad Snider is the Chief Operating Officer of the Company and the Bank and was appointed to those positions in June 2002. Previously he served as the President and Chief Executive Officer of North Arkansas Bancshares, Inc. from July 1991 through June 2002 at which time that company merged into Pocahontas Bancorp, Inc. Mr. Snider also serves on the Board of Directors for the Bank.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they filed. Except as stated above, the Company knows of no person who owns 10% or more of the Common Stock. Based solely on the review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that with respect to the year ended September 30, 2003, the Company's officers and directors satisfied the reporting requirements promulgated under Section 16(a) of the 1934 Act.

Meetings and Committees of the Board of Directors

     The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the fiscal year ended September 30, 2003 the Board of Directors held 12 regular and no special meetings. During the fiscal year ended September 30, 2003 no director attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served.

     The Audit Committee of the Company consists of all the non-employee Directors of the Board of Directors. The Audit Committee met nine times during the fiscal year ended September 30, 2003. The Audit Committee normally meets on a quarterly basis. The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, systems of internal controls regarding finance, accounting and legal compliance and monitoring the independence and performance of the Company's independent auditors and internal auditing department. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's independent accountants are responsible for expressing an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Company's Audit Committee is responsible for the review of the Company's annual audit report prepared by the Company's independent auditors. The review includes a detailed discussion with the independent auditors and recommendation to the full Board concerning any action to be taken regarding the audit.

     Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers, as applicable on the date of this proxy statement. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Appendix A.

     The Nominating Committee consists of Directors Robert Rainwater, Marcus Van Camp and James A. Edington, and meets annually to present officer and director candidates to the Company. The Nominating Committee met once during the fiscal year ended September 30, 2003. The Nominating Committee will consider nominees recommended by stockholders, but it has not adopted any specific procedures to be followed by stockholders except for certain procedures set forth in the Company's Bylaws, which are described under the caption "Advance Notice of Business To Be Conducted at an Annual Meeting" herein.

     The Compensation and Benefits Committee consists of all of the non-employee directors of the Board of Directors. The committee met once during the fiscal year ended September 30, 2003. The committee meets to review the performance of officers and employees and determines compensation and benefits programs and adjustments.

     The Dividend Committee consists of the entire Board of Directors. The Dividend Committee meets at least quarterly to recommend the amount and type of dividend to be paid by the Company. The Dividend Committee met four times during the fiscal year ended September 30, 2003.

Directors' Compensation

     Each of the Company's directors received fees of $1,250 per month during the fiscal year ended September 30, 2003 for service on the Board of Directors of the Company. In addition, each director of the Company also serves as a director of the Bank; during the fiscal year ended September 30, 2003, each such director received additional fees of $500 per month for service on the Bank's Board of Directors. In addition, the Chairman of the Board received an additional $4,083 per month during the fiscal year ended September 30, 2003 for service as Chairman of the Board.

Executive Compensation

     The following table sets forth for the years ended September 30, 2003, 2002 and 2001, certain information as to the total remuneration paid by the Company to the Chief Executive Officer and those other executive officers whose total remuneration exceeded $100,000 (the "Named Executive Officers"). No other executive officer received salary and bonuses exceeding $100,000 in the year ended September 30, 2003.



                                             Annual Compensation                       Long-Term Compensation
                                     -----------------------------------  -----------------------------------------------
                                                                                   Awards                 Payouts
                                                                          -----------------------  ----------------------
                          Year                             Other Annual    Restricted                          All Other
        Name and          Ended      Salary                    Com-           Stock     Options/     LTIP       Compen-
   Principal Position     Sept. 30,    (1)       Bonus       pensation     Awards (3)   SARS (#)    Payouts    sation (2)
-----------------------   ---------  --------  --------   --------------   ----------  ----------  ---------  -----------

Dwayne Powell               2003     $254,750  $100,507         --             --          --         --         $49,011
President and Chief         2002      246,000     --            --             --          --         --          37,667
Executive Officer (4)       2001      169,250     --            --             --          --         --          34,667

Brad Snider, Chief          2003      116,000    25,541         --             --          --         --          29,888
Operating Officer

Terry Prichard, Chief       2003       85,250    25,541         --             --          --         --          28,203
Financial Officer

Ralph Baltz, Chairman       2003       70,000    50,000         --             --          --         --              --
of the Board

------------------------------------
(1)  Includes Board of Director and committee fees.
(2) Consists of payments made pursuant to the Bank's Profit Sharing Plan. See "--Benefits for Employees and Officers." Also includes the Bank's contributions or allocations (but not earnings) pursuant to the Bank's Employee Stock Ownership Plan. Does not include benefits pursuant to the Bank's Pension Plan. See "--Benefits for Employees and Officers."
(3) Represents awards made pursuant to the Company's Recognition and Retention Plan for Employees, which awards vest in five equal annual installments commencing on January 3, 2000. Dividends on such shares accrue and are paid to the recipient when the shares are granted. The value of such shares was determined by multiplying the number of shares awarded by the price at which the shares of common stock were sold.
(4) Mr. Powell was appointed President and Chief Executive Officer, effective October 1, 2001, upon the retirement of James A. Edington.

     Compensation Committee Interlocks. During the fiscal year ended September 30, 2003, the Company had no "interlocking" relationships in which (i) any executive officer is a member of the board of directors of another entity, one of whose executive officers is a member of the Company's Board of Directors, or
(ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

     Employment Agreements. The Bank has entered into an employment agreement with Dwayne Powell, its President and Chief Executive Officer. The employment agreement provides for a term of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year such that the remaining term shall be up to three years unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation. The agreement provides that the base salary of the executive will be reviewed annually. In addition to the base salary, the agreement provides that the executive is to receive all benefits provided to permanent full time employees of the Bank, including among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreement permits the Bank to terminate the executive's employment for cause at any time. In the event the Bank chooses to terminate the executive's employment for reasons other than for cause, or upon the termination of the executive's employment for reasons other than a change in control, as defined, or in the event of the executive's resignation from the Bank upon (i) failure to be reelected to his current office, (ii) a material change in his functions, duties or responsibilities, (iii) relocation of his principal place of employment, (iv) the liquidation or dissolution of the Bank or the Company, or
(v) a breach of the agreement by the Bank, the executive, or in the event of death, his beneficiaries, would be entitled to receive an amount equal to the greater of the remaining payments, including base salary, bonuses and other payments due under the remaining term of the agreement or three times the average of the executive's base salary, including bonuses and other cash compensation paid, and the amount of any benefits received pursuant to any employee benefit plans maintained by the Bank.

     If termination, voluntary or involuntary, follows a change in control of the Bank, as defined in the agreement, the executive or, in the event of his death, his beneficiaries, would be entitled to a payment equal to the greater of
(i) the payments due under the remaining term of the agreement or (ii) 2.99 times his average annual compensation over the five years preceding termination. The Bank would also continue the executive's life, health, and disability coverage for the remaining unexpired term of the agreement to the extent allowed by the plan or policies maintained by the Bank from time to time. In the event payments to the executive include an "excess parachute payment" as defined in the Internal Revenue Code, payments under the employment agreement would be reduced to avoid this result.

     The employment agreement provides that for a period of one year following termination, the executive agrees not to compete with the Bank in any city, town or county in which the Bank maintains an office or has filed an application to establish an office.

     The Bank has also entered into an employment agreement with Brad Snider, the Chief Operating Officer of the Company and the Bank. The employment agreement may be renewed every year for an additional year so that the remaining term is three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the executive. In addition, the employment agreement provides that the executive will receive all benefits provided to permanent full-time employees of the Bank, including, among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel, and will be reimbursed for all reasonable business expenses. In the event the Bank or the Company terminates the executive's employment for any reason other than disability or retirement, a change in control, or for cause, or in the event the executive resigns upon: (i) failure to be reelected to his current office; (ii) a material change in his duties and responsibilities, which change would cause his position to become one of lesser responsibility or authority; (iii) relocation of his principal place of employment by more than 30 miles; (iv) a material reduction in the executive's base compensation or benefits; (v) the liquidation or dissolution of the Bank or the Company; or (vi) a breach of the agreement by the Bank, the executive would be entitled to a sum equal to the greater of the payments due for the remaining term of the agreement or three times the average of the five preceding years' salary, including bonuses and other cash compensation paid to the executive, up to a maximum of three times the executive's salary for the preceding year. In addition, the executive would be entitled to continuation of life, medical, dental and disability coverage for the remaining term of the employment agreement.

     In the event of a change in control followed by the executive's termination of employment, the Bank would pay the executive a sum equal to the greater of the payments due for the remaining term of the agreement or 2.99 times his base amount, and would continue life, medical, dental and disability coverage for 36 months. In the event payments to the executive include an "excess parachute payment" as defined in the Internal Revenue Code, payments under the employment agreement would be reduced to avoid this result. In the event of the voluntary termination of employment by the executive in the absence of a change in control, the Bank may, in its discretion, pay the executive an amount up to three times the average of the five preceding years' salary. In the event of termination for cause, the executive would not be entitled to any compensation or benefits for any period following such termination.

     Upon termination of the executive's employment agreement other than in connection with a change in control, the executive agrees not to compete with the Bank or the Company for a period of six months following termination in any city, town or county in which the Bank or the Company maintains an office or has filed an application to establish an office.

     Upon the retirement in September 2001 of James A. Edington as President and Chief Executive Officer of the Company and of the Bank, Mr. Edington's employment agreement was terminated. In consideration for such termination, Mr. Edington received a cash payment of $1.6 million, payable in monthly installments. Mr. Edington also released the Bank and the Company from all further benefits accruals or contributions under his Supplemental Executive Retirement Plan (discussed below), provided that contributions previously made and transferred to his grantor trust are his sole property. Mr. Edington elected to receive a lump sum payment during May 2003 in the amount of $1.3 million.

     1994 Stock Option Plan for Outside Directors. The Bank adopted the 1994 Stock Option Plan for Outside Directors of the Bank (the "1994 Directors' Plan") in April 1994, and such plan was subsequently approved by the Bank's stockholders. At that time, non-statutory stock options to purchase 20,643 shares were granted to the outside directors of the Bank. The 1994 Directors' Plan reserved 4,274 options for future grant. Any person who became a non-employee director subsequent to the effective date of the 1994 Directors' Plan was entitled to receive options for 1,424 shares of Bank common stock to the extent options were available. Options granted in 1994 vested ratably at 20% per year commencing on the first September 30th after the effective date of the 1994 Directors' Plan. The exercise price of the options was equal to the fair market value of the shares of Bank Common Stock underlying such option at the time the option was granted, or $10.00 per share of Bank Common Stock for options granted in conjunction with the Bank's initial stock offering. All options granted under the 1994 Directors' Plan were exercisable from time to time in whole or in part, and expire upon the earlier of ten years following the date of grant or three years following the date the optionee ceases to be a director. No options were granted under the 1994 Directors' Plan during the fiscal year ended September 30, 2003. On March 31, 1998, each share of Common Stock of the Bank, including shares underlying the options granted in the 1994 Directors' Plan, was converted (the "Conversion") into 4.0245 shares of Common Stock of the Company as part of the mutual-to-stock conversion of Pocahontas Federal Mutual Holding Company.

     Pocahontas Bancorp, Inc. Stock Option Plan. In October 1998, the Company adopted the Pocahontas Bancorp, Inc. Stock Option Plan (the "Stock Option Plan") for directors, officers and employees of the Bank and its affiliates and such plan was subsequently approved by the Company's stockholders. The Stock Option Plan is administered by a committee of non-employee directors. The Stock Option Plan authorizes the grant of incentive stock options within the meaning of
Section 422 of the Code, "non-statutory stock options" which do not qualify as incentive stock options, certain "limited rights" exercisable only upon a change in control of the Company or the Bank, "dividend equivalent rights" payable only upon declaration of an extraordinary dividend and "reload options", which provide an option to acquire shares of Common Stock equivalent to the shares used to pay for an option or deducted from a distribution to satisfy income tax withholding.

     On the effective date of the Stock Option Plan, incentive stock options for 277,075 shares of Company Common Stock were granted to employees and officers and non-statutory stock options for 80,000 shares were granted to outside directors. No shares were reserved for future grant. Options granted in 1998 vest ratably at 20% per year commencing on October 23, 1999. The exercise price of the options is equal to the fair market value of the shares of Company Common Stock underlying such options on the date of grant. Incentive stock options granted under the Stock Option Plan are exercisable in whole or in part and expire upon the earlier of ten years following the date of grant or three years following the date the optionee ceases to be an officer or employee. Non-statutory options expire upon the earlier of ten years and one day following the date of grant or three years following the date the optionee ceases to be a director. No options were granted in the year ended September 30, 2003 under the Stock Option Plan. In January 2000, the stockholders of the Company approved an amendment to the Stock Option Plan providing for accelerated vesting of awards upon a change in control of the Company or upon retirement, as defined in such plan.

     The following table sets forth certain information regarding the shares acquired upon the exercise of options outstanding under the Company's stock option plans, and the value realized during fiscal year 2003 by the Named Executive Officers of the Company at September 30, 2003.


====================================================================================================================

                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
====================================================================================================================
                                                         Number of Unexercised            Value of Unexercised
                              Shares                          Options at                 In-The-Money Options at
                             Acquired                      Fiscal Year-End                 Fiscal Year-End
                               upon        Value     ------------------------------- -------------------------------
           Name              Exercise     Realized      Exercisable/Unexercisable       Exercisable/Unexercisable
--------------------------- ------------ ----------- ------------------------------- -------------------------------
Dwayne Powell                   --          --                  80,000/0                      $323,200/$0
--------------------------- ------------ ----------- ------------------------------- -------------------------------
Ralph P. Baltz                  --          --                  16,000/0                      $112,640/$0
--------------------------- ------------ ----------- ------------------------------- -------------------------------
Brad Snider                     --          --                  16,830/0                      $144,738/$0
--------------------------- ------------ ----------- ------------------------------- -------------------------------
Terry Prichard                  --          --                  2,500/0                        $12,600/$0
=========================== ============ =========== =============================== ===============================

     Pocahontas Bancorp, Inc. Recognition and Retention Plan. In October 1998, the Company adopted the Pocahontas Bancorp, Inc. Recognition and Retention Plan (the "Recognition and Retention Plan"), which was subsequently approved by the Company's stockholders. At the time of implementation of this plan, 142,830 shares of Company Common Stock were awarded to officers, directors and employees of the Company.

     A Committee of the Board of Directors of the Company composed of two or more non-employee directors of the Company administers the Recognition and Retention Plan. Awards were granted in the form of shares of Company Common Stock that were restricted by the terms of the Recognition and Retention Plan ("Restricted Stock"). Restricted Stock is nontransferable and non-assignable. Participants in the Recognition and Retention Plan become vested in shares of Company Common Stock covered by an award and all restrictions lapse at a rate of 20% per year commencing on January 3, 2000. Awards become fully vested (i.e., all restrictions lapse) upon termination of employment or cessation of service due to death or disability; in January 2000, the stockholders of the Company approved an amendment to the Recognition and Retention Plan providing for full vesting of awards upon a change in control of the Company or upon retirement, as defined in such plan. Upon termination of employment for any other reason, unvested shares of Restricted Stock are forfeited. The holders of the Restricted Stock have the right to vote such shares during the restricted period and receive the cash and stock dividends with respect to the Restricted Stock when declared and paid. The holders may not sell, assign, transfer, pledge or otherwise encumber any of the Restricted Stock during the restricted period.

     Director Emeritus Plan. The Bank currently has two former directors who have been appointed "Directors Emeritus." Upon reaching age 70 with 10 years of continuous service as a director, each current Director Emeritus was, upon retirement from the Board of Directors, appointed a "Director Emeritus" in exchange for performing consulting services for the Board of Directors. Under the current plan, in consideration of his services, a Director Emeritus will receive an annual fee of $18,000 for a ten-year period (the "benefit period") following the director's designation as a Director Emeritus. The Director Emeritus Plan provides for survivor benefits payable to a designated beneficiary in an amount equal to the annual fee for the remainder of the ten-year period, plus a $10,000 "burial benefit," which is designated for the payment of burial and/or funeral expenses.

     401(k) Savings and Employee Stock Ownership Plan. The Bank merged its Employee Stock Ownership Plan ("ESOP") and Profit Sharing Plan to form the 401(k) Savings and Employee Stock Ownership Plan (the "KSOP"), effective October 1, 1997, to enable participants to invest in Bank Common Stock with the pre-tax deferral of their salary ("Elective Deferrals"). The KSOP is a tax-qualified plan subject to the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Code. Employees with a year of service with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate in any ESOP, matching or discretionary contributions under the plan. Any employee with one hour of service may participate in making any Elective Deferrals.

     The ESOP portion of the KSOP provides the plan with the ability to borrow money for the purpose of purchasing Bank Common Stock. As part of the Conversion, the ESOP portion of the KSOP borrowed funds from the Company and used those funds to purchase a number of shares equal to 8% of the Common Stock issued in the Conversion. Collateral for the loan was the Common Stock purchased by the KSOP. Shares purchased with the ESOP loan are held in a suspense account for allocation among participants' accounts as the loan is repaid. As the ESOP loan is repaid from contributions the Bank makes to the ESOP portion of the KSOP, shares are released from the suspense account in an amount proportional to the repayment of the KSOP loan. The released shares are allocated among the ESOP accounts of participants who have a 1000 hours of service for the current plan year and are employed on the last day of the plan year, on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. As part of the Conversion on March 31, 1998, each share of common stock of the Bank, including shares in the KSOP, was converted into
4.0245 shares of Common Stock of the Company.

     Participants may elect to defer up to 15% of their salary into the KSOP ("Elective Deferrals"). The Bank may, in its discretion, make discretionary ("Discretionary Contributions") and/or matching contributions ("Matching Contributions") to the KSOP. Benefits in the ESOP, Discretionary Contributions and Matching Contributions generally will become 100% vested after five years of credited service. Employees are 100% vested in the Elective Deferral accounts and rollover accounts at all times under the plan. Participants will be credited for years of service with the Bank prior to the effective date of the plan. Forfeitures of Matching and Discretionary Contributions will be used to reduce such contributions in succeeding plan years; forfeitures of ESOP Contributions are reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability, or separation from service in a lump sum or, at the election of the participant, in installments not to exceed five years. The Bank's contributions to the KSOP are discretionary, subject to the ESOP loan terms and tax law limits, so benefits payable under the KSOP cannot be estimated.

     The KSOP provides for loans to employees not to exceed 50% of their vested Discretionary Contribution, Elective Deferral, Matching Contribution or Rollover Account balances, or $50,000. Withdrawals are permitted only to the extent of hardship (e.g., medical expenses), to purchase a primary residence, for limited education expenses or any other condition or event as determined by the Commissioner of the Internal Revenue Service from the vested portion of the Discretionary Contribution, Elective Deferral, Matching Contribution or Rollover Accounts.

     A committee was appointed by the Board of Directors of the Bank to administer the KSOP (the "KSOP Committee"). The KSOP Committee instructs the trustee regarding investment of funds contributed to the KSOP. The KSOP trustee is required to vote all allocated shares held in the KSOP in accordance with the instructions of the participants; unallocated shares shall be voted in a manner calculated to reflect most accurately the instructions the KSOP trustee has received from participants regarding the allocated stock. If no shares have been allocated, KSOP participants will be deemed to have one share of stock allocated to his account for the sole purpose of providing the trustee with voting instructions. Under ERISA, the Secretary of Labor is authorized to bring an action against the KSOP trustee for the failure of the KSOP trustee to comply with its fiduciary responsibilities. Such a suit could seek to enjoin the KSOP trustee from violating its fiduciary responsibilities and could result in the imposition of civil penalties or criminal penalties if the breach is found to be willful.

     Supplemental Executive and Director Retirement Plans. The Bank has implemented non-qualified Supplemental Executive and Director Retirement Plans ("SERP") to provide a select group of management and highly compensated employees as well as directors who serve on the Board until the age of 60 (or, in some cases, 65), with additional benefits following termination of employment or service due to retirement, death, after a change in control or involuntary termination. The contribution made to the SERP is intended to provide an actuarially determined annual benefit of $214,286 for Dwayne Powell, payable monthly for 20 years (and, in the case of directors, amounts ranging from $29,316 and $35,640, payable over twenty years). In the event of the employee's disability, the employee will be entitled to a disability benefit equal to the annuitized present value of his accrued benefit payable monthly for twenty years. In addition, upon the employee's death following disability, the employee's beneficiary will receive an additional lump sum death benefit equal to $2.35 million in the case of Mr. Powell, reduced by all prior contributions made to the SERP on behalf of the participant. In the event of a director's disability, the director would be entitled to a disability benefit equal to the annuitized present value of his accrued benefit payable monthly for twenty years. In addition, upon the director's death following disability, the director's beneficiary will receive an additional lump sum benefit of $600,000, reduced by all prior contributions made to the plan on behalf of the director. The SERPs also provide for a $15,000 "burial benefit," which is designated for the payment of burial and/or funeral expenses.

     The Bank and the SERP participants have each established a trust in connection with each SERP. These trusts will be funded with contributions from the Bank for the purpose of providing the benefits promised under the terms of the SERP. The assets of the trusts will be beneficially owned by the SERP participants, who will recognize income as contributions are made to the trusts. Earnings on the trust's assets are taxable to the participant. The trustee of the trust may, among other things, invest the trust's assets in the Company Common Stock and may purchase life insurance on the life of the participant with assets of the trust.

     In fiscal 2001, the Company and the Bank entered into agreements with directors Campbell, Van Camp and Rainwater providing for a cash payment to them equal to the present value of the remaining contributions required to be made by the Bank on behalf of such directors to their respective SERPs. In consideration for this payment, the directors agreed that no further benefits accruals or contributions would be made under their SERPs, which were terminated. Also in fiscal 2001, the Company and the Bank entered into an agreement with director Ralph P. Baltz that reduced the payout to his SERP on a change in control of the Bank or the Company to the remaining annual contributions due to his SERP.

Audit Committee Report

     Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers, Inc. The Company's Board of Directors has adopted a written charter for the Audit Committee.

     In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

     As part of its ongoing responsibilities, the Audit Committee has:

     o    Reviewed  and  discussed  with   management   the  Company's   audited
          consolidated financial statements for the fiscal year ended September 30, 2003;

     o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

     o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors the independent auditors' independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2003 for filing with the Securities and Exchange Commission. In addition, the Audit Committee appointed Deloitte & Touche, LLP as the Company's independent auditors for the year ending September 30, 2004, subject to the ratification of this appointment by the stockholders.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference. This report shall not otherwise be deemed filed under such Acts.

                        This report has been provided by the Audit Committee:

                             Marcus Van Camp
                             N. Ray Campbell
                             Robert Rainwater
                             A.J. Baltz

Report of the Compensation and Benefits Committee on Executive Compensation

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to Dwayne Powell, its Chief Executive Officer and other executive officers. The Compensation and Benefits Committee annually reviews the performance of senior management and approves changes to base compensation, bonuses and benefits for senior management. It is intended that the executive compensation program will enable the Company and the Bank to attract, develop and retain strong executive officers who are capable of maximizing the Company's performance for the benefit of the stockholders. The Committee has adopted a compensation strategy that seeks to provide competitive compensation strongly aligned with the financial performance of the Company and the Bank.

     In evaluating changes to compensation, the Committee informally contacts management of a number of peer institutions to ascertain compensation levels at such institutions. While the Committee weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability and return on average assets as factors in setting the compensation of the Chief Executive Officer. Other non-quantitative factors considered by the Committee in fiscal 2003 included general management oversight of the Company and the Bank, the quality of communications with the Board of Directors, and productivity of employees. Finally, the Committee considered the standing of the Bank with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described was considered by the Committee, such factors were not assigned a specific weighting in evaluating the performance of the Chief Executive Officer.

     Based on such factors, the Committee determined to make no change in base salary of Mr. Powell for fiscal year 2004.

     This report has been provided by the Compensation and Benefits Committee.

                       A.J. Baltz                Marcus Van Camp
                       Robert Rainwater          N. Ray Campbell
                       Ralph P. Baltz

Stock Performance Graph

         The following graph compares the cumulative total stockholder return including dividends for the five-year period ended on September 30, 2003, for the following: (a) the common stock of the Company, (b) stocks included in the Nasdaq Composite Index, and (c) stocks included in the SNL Thrift Index. Management of the Company cautions that the stock price performance shown in the graph should not be considered indicative of potential future stock price performance.


--------------------------------------------------------------------------------
                            Pocahontas Bancorp, Inc.
--------------------------------------------------------------------------------

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]



                                                                    Period Ended
                                       ------------------------------------------------------------------------
Index                                    09/30/98     09/30/99    09/30/00    09/30/01    09/30/02    09/30/03
-------------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
Pocahontas Bancorp, Inc.                   100.00        72.19       92.37      100.07      137.46      171.49
NASDAQ - Total US                          100.00       162.62      217.87       89.20       70.04      107.27
SNL Thrift Index                           100.00        95.25      115.87      156.51      164.72      228.36


Certain Transactions

     The Bank has followed a policy of granting consumer loans and loans secured by one- to four-family real estate to officers, directors and employees. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     All loans by the Bank to its directors and executive officers are subject to Office of Thrift Supervision regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law generally requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates, subject to limited exceptions. However, recent regulations now permit executive officers and directors to receive the same terms on loans through plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Loans to all directors, executive officers, and their associates totaled $8.5 million at September 30, 2003, which was 16.1% of the Company's stockholders' equity at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms during the three years ended September 30, 2003. All loans to directors and officers were performing in accordance with their terms at September 30, 2003.

     Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's directors and officers are made in conformity with the Federal Reserve Act and applicable regulations of the FDIC and the Office of Thrift Supervision.

              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS

     Deloitte & Touche, LLP currently serves as the Company's independent auditors, and that firm has conducted the audit of the Company's accounts for fiscal 2003. The Sarbanes-Oxley Act of 2002 requires the Audit Committee of the Board of Directors to be directly responsible for the appointment, compensation, and oversight of the audit work of the independent auditors. Therefore, in January 2003, the Audit Committee appointed Deloitte & Touche, LLP as the Company's auditors for the 2004 fiscal year, subject to the ratification of the engagement by the Company's stockholders. While selection of the Company's independent auditors is not required to be submitted to a vote of the stockholders of the Company for ratification, the Board of Directors is submitting this matter to the stockholders as a matter of good corporate practice. A representative of Deloitte & Touche, LLP, is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of Deloitte & Touche, LLP, as the auditors for the 2004 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF DELOITTE & TOUCHE, LLP, AS AUDITORS FOR THE 2004 FISCAL YEAR.

     Set forth below is certain information concerning aggregate fees billed for professional services rendered by Deloitte & Touche, LLP during fiscal year 2003.

     Audit Fees                                           $  237,075
     Financial Information Systems
       Design and Implementation Fees                     $       --
     Tax Services                                         $    6,650
     All Other Fees                                       $       --

     The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Deloitte & Touche, LLP's independence. The Audit Committee concluded that performing such services does not affect Deloitte & Touche, LLP's independence in performing its function as auditor of the Company.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting has to be received at the Company's executive office, 1700 East Highland Drive, Jonesboro, Arkansas 72403, no later than September 2, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

        ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING

     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

     The date on which the next annual meeting of stockholders is expected to be held is February 2, 2005. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before this annual meeting of stockholders must be given to the Company no later than November 4, 2004. If notice is received after November 4, 2004, it will be considered untimely, and the Company will not be required to present the matter at the stockholders' meeting.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

A COPY OF THE COMPANY'S REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2003, AND A COPY OF THE COMPANY'S 2003 ANNUAL REPORT TO STOCKHOLDERS WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO JAMES A. EDINGTON, SECRETARY, POCAHONTAS BANCORP, INC., 1700 EAST HIGHLAND DRIVE, JONESBORO, ARKANSAS 72403, OR CALL 870-802-5900.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        James A. Edington
                                        Secretary
Jonesboro, Arkansas
December 30, 2003

                                                                      APPENDIX A

                            Pocahontas Bancorp, Inc.
                             Audit Committee Charter

Organization

There shall be a Committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of a minimum of three members and be comprised of directors who are independent of the management of the Company and are free of any relationships that in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. Determination of independence will be governed by the NASD/AMEX listing standards requiring all members of the Audit Committee to be independent and will be disclosed in the Company's annual proxy statement. Members of the Audit Committee shall have a working familiarity with accounting and related financial management practices.

State of Policy

The Audit Committee shall provide assistance to the Corporate Directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to (a) corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company, (b) determining that Management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations, and Company policy. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between Directors, independent auditors, the internal auditors, and the financial management of the Company. The independent auditor and the internal auditor will be accountable to the Board of Directors and the Audit Committee. The Committee will meet four (4) times per year or more frequently as circumstances require.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its polices and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

o Review and recommend to the Directors the independent auditors to be selected to audit the financial statements of the Company and its subsidiaries.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors to include Management's response. Additionally, discuss the matters outlined in SAS No. 61, Communication with the Audit Committees, with the independent auditors and discuss Independence Standards Board

     Standard No. 1 Independence Discussions with Audit Committees. Based on the review and discussions with the independent auditors, the Committee will recommend to the Board of Directors whether the audited financial statement be included in the Company's annual report on 10-K. The Committee will report the aforementioned items in a report to be included in the Company's annual proxy statement.

o Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plan for the coming year, and the coordination of such plan with the independent auditors. Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

o Review with the independent auditor, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review Company policy statements to determine their adherence to the code of conducts.

o Review the financial statements contained in the annual report to shareholders and SEC filings (Form 10Q and Form 10K) with Management and the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders and regulatory authorities. Any changes in accounting principles should be reviewed.

o Review all regulatory examination reports and Management's response for adequacy of corrective action taken.

o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee with out members of Management present. Among items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meetings, with the Board of Directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

Annual Review

The Committee will review and reassess the adequacy of the Audit Committee Charter on an annual basis.

                                 REVOCABLE PROXY

                            POCAHONTAS BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                February 4, 2004

     The undersigned hereby appoints the official proxy committee consisting of those members of the Board of Directors not nominated below, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Jonesboro Country Club, 1408 E. Nettleton Avenue, Jonesboro, Arkansas on February 4, 2004 at 2:00 p.m., Arkansas Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                             VOTE
                                                FOR        WITHHELD
                                                ---        --------
                                            (except as
                                           marked to the
                                          contrary below)

  1.  The election as Directors of all          [  ]          [  ]
      nominees listed below, each to
      serve for a term of three years.

           N. Ray Campbell
           A. J. Baltz
           Dwayne Powell

  INSTRUCTION:  To withhold your vote
  for one or more nominees, write the
  name  of  the  nominee(s)  on  the
  line(s) below.

  ___________________________

  ___________________________


                                                FOR        AGAINST      ABSTAIN
                                                ---        -------      -------
  2.  The ratification of Deloitte &            [  ]         [  ]         [  ]
      Touche, LLP as the Company's
      independent auditor for the
      fiscal year ending September 30,
      2004.


The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated December 30, 2003, and audited financial statements.


Dated: _________________________                   [  ] Check Box if You Plan
                                                        to Attend Annual Meeting


-------------------------------                    -----------------------------
PRINT NAME OF STOCKHOLDER                          PRINT NAME OF STOCKHOLDER


-------------------------------                    -----------------------------
SIGNATURE OF STOCKHOLDER                           SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.


________________________________________________________________________________

           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
________________________________________________________________________________